SEPTEMBER 30 • 2017 | THE ARBITRAGE FUNDS SUMMARY PROSPECTUS

THE ARBITRAGE TACTICAL EQUITY FUND

Class R (Nasdaq Symbol: ATQFX)

Class I (Nasdaq Symbol: ATQIX)

Class C (Nasdaq Symbol: ATQCX)

Class A (Nasdaq Symbol: ATQAX)

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information and other information about the Fund online at https://arbitragefunds.com/restricted/content/downloads.html. You can also get this information at no cost by calling the Fund at (800) 295-4485 or by sending an e-mail request to the SEC at publicinfo@sec.gov. The Fund's prospectus and statement of additional information, both dated September 30, 2017, as supplemented from time to time, are incorporated by reference into this Summary Prospectus.

THE ARBITRAGE TACTICAL EQUITY FUND

SUMMARY SECTION

Investment Objective

The Fund seeks to achieve capital appreciation.

Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A Shares if you and your family invest, or agree to invest in the future, at least $100,000 in the Fund. More information about these and other discounts is available from your financial professional and in "How to Purchase Shares" beginning on page 68 of the statutory prospectus and in Appendix A to the prospectus, titled "Intermediary-Specific Sales Charge Reductions and Waivers."

Shareholder Fees (fees paid directly from your investment)

	Class R Shares	Class I Shares	Class C Shares		Class A Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None		3.25%
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00	%(1)	1.00	%(2)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class R Shares	Class I Shares	Class C Shares		Class A Shares
Management Fees	1.25%	1.25%	1.25%		1.25%
Distribution and/or Service (12b-1) Fees	0.25%	None	1.00%		0.25%
Other Expenses	14.43%	14.43%	14.43%		14.43%
Dividend on Short Positions and Interest Expense on Short Positions and/or Borrowings	0.97%	0.97%	0.97%		0.97%
All Remaining Other Expenses	13.46%	13.46%	13.46%		13.46%
Acquired Fund Fees and Expenses(3)	0.03%	0.03%	0.03%		0.03%
Total Annual Fund Operating Expenses(4)	15.96%	15.71%	16.71%		15.96%
Fee Waiver(5)	(13.27)%	(13.27)%	(13.27)%		(13.27)%
Total Annual Fund Operating Expenses After Fee Waiver	2.69%	2.44%	3.44	%(4)	2.69	%(4)

(1)  This contingent deferred sales charge applies to Class C shares redeemed within 12 months of purchase.

(2)  A deferred sales charge of up to 1.00% may be imposed on purchases of $500,000 or more of Class A shares purchased without a front-end sales charge that are redeemed within 18 months of purchase.

(3)  Acquired Fund Fees and Expenses are expenses incurred indirectly by the Fund through its ownership of shares in other investment companies.

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(4)  The operating expenses in this fee table do not correlate to the expense ratio in the financial highlights, but rather are restated to reflect the Fund's current (i) expense levels and (ii) expense limitation agreement.

(5)  The Fund has entered into an Expense Waiver and Reimbursement Agreement with the Fund's investment adviser pursuant to which the adviser has contractually agreed to limit the total annual operating expenses of the Fund, not including taxes, interest, dividends on short positions, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase or sale of portfolio securities, so that they do not exceed 1.69% of the Fund's average daily net assets allocable to the Class R shares, 1.44% of the Fund's average daily net assets allocable to the Class I shares, 2.44% of the Fund's average daily net assets allocable to the Class C shares, and 1.69% of the Fund's average daily net assets allocable to the Class A shares. The agreement remains in effect until September 30, 2018, and thereafter continues until either party terminates it upon not less than five days' notice by sending a written notice to the other party. The adviser may recoup any waived amount from the Fund pursuant to the agreement, if such recoupment does not cause the Fund to exceed existing expense limitations in effect at the time the amounts were waived and the recoupment is done within three years after the year in which the expense was waived.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's expenses are equal to the Total Annual Fund Operating Expenses After Fee Waiver for the first year and equal to Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$272	$3,190	$5,503	$9,400
Class I Shares	$247	$3,134	$5,435	$9,349
Class C Shares	$447	$3,355	$5,700	$9,543
Class A Shares	$588	$3,411	$5,649	$9,420

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class R Shares	$272	$3,190	$5,503	$9,400
Class I Shares	$247	$3,134	$5,435	$9,349
Class C Shares	$347	$3,355	$5,700	$9,543
Class A Shares	$588	$3,411	$5,649	$9,420

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

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THE ARBITRAGE TACTICAL EQUITY FUND

reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 449% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to profit from investing in securities of companies whose stock price trades significantly higher or lower from where the investment adviser (the "Adviser") believes it should trade. The Adviser believes such differences may occur when news and events create misperception of a company's correct stock price. Examples of such news and events, which the Fund refers to as "investment opportunities," include, but are not limited to: changes in industry or sector fundamentals, announcements or potential announcements of restructurings (bankruptcies, spinoffs, and asset sales), mergers and acquisitions, earnings results and outlook, regulatory changes and litigation. The Adviser's investment approach is to identify these differences and to tactically purchase or sell short such securities in order to achieve the Fund's objective. The Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. In certain circumstances, the Adviser may seek to proactively engage with company management to address opportunities that may further unlock value or discuss concerns.

In order to meet its investment objective, the Fund will invest in a portfolio of securities including: equities, debt (such as corporate bonds, debentures, notes and other similar instruments), warrants, distressed, high-yield (these are referred to as junk bonds), convertible, preferred, when-issued, and other securities the Adviser believes will further its investment objective. The Fund may also invest in derivatives. The principal types of derivatives in which the Fund may invest are options, total return swaps, credit default swaps, credit default indexes, currency forwards, and futures. Furthermore, the Adviser may invest in instruments, such as exchange traded funds ("ETFs"), exchange traded notes ("ETNs") and commodities. The Fund may invest in both physical gold and other precious metals and the securities of companies in the gold mining and other precious metal mining sectors. Under normal circumstances, the Fund invests at least 80% of the value of its net assets (including borrowings for investment purposes) in equity securities, such as common stock, preferred stock and securities convertible into such stock, and other instruments that have economic characteristics similar to equity securities.

The Fund is not limited with respect to issuer, geography, market capitalization, credit quality, sector or industry and the Fund is non-diversified as defined by the Investment Company Act of 1940, as amended (the "1940 Act"). In addition, the Fund may invest in cash or cash equivalents, money market funds, or money market instruments such as Treasury bills and other short-term obligations of the United States Government, its agencies or instrumentalities and prime commercial paper. The Fund may, but is not required to, seek to reduce currency risk by hedging part or all of its exposure to various foreign currencies.

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Principal Risks

As with all mutual funds, investing in the Fund entails risks that could cause the Fund and you to lose money. The principal risks of investing in the Fund are as follows:

Active Management Risk: The Fund is an actively managed investment portfolio and is therefore subject to management risk. The Adviser will apply its investment and risk analysis in making investment decisions for the Fund, but there is no guarantee that these decisions will produce the intended results.

Commodities Risk: Commodities may subject the Fund to greater volatility than investments in traditional securities. Commodities may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject the Fund's investments to greater volatility than investments in traditional securities.

Counterparty Risk: The Fund may enter into various types of derivative contracts. These derivative contracts may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. If a privately negotiated over-the-counter contract calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty can be expected to decline, potentially resulting in losses to the Fund.

Credit Risks: Credit risk refers to the possibility that the issuer of the security will not be able to make interest or principal payments when due. The Fund may invest in convertible and non-convertible debt securities, including high yield debt securities, also known as "junk bonds." Investments in junk bonds are subject to greater credit risks than securities with credit ratings above investment grade and have a greater risk of default than investment grade debt securities. Junk bonds are less sensitive to interest rate changes than higher credit quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments.

Currency Risks: Fluctuations in exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Currency forward/futures contracts also may deny the Fund from realizing gains from an increase in the value of the currency. In addition to currency risk, currency forward/futures contracts, like other derivatives, may be susceptible to credit risk and other risks.

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THE ARBITRAGE TACTICAL EQUITY FUND

Derivatives Risk: In general, a derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs. Derivative instruments come in many varieties and may include forward contracts, options (both written and purchased) and swap contracts.

ETF Risk: Unlike shares of traditional mutual funds, shares of ETFs are listed and traded on securities exchanges and in over-the-counter markets, and the purchase and sale of these shares involve transaction fees and commissions. In addition, shares of an ETF are issued in "creation units" and are not redeemable individually except upon termination of the ETF. To redeem, a Fund must accumulate enough shares of an ETF to reconstitute a creation unit. The liquidity of a small holding of an ETF, therefore, will depend upon the existence of a secondary market. Also, even though the market price of an ETF is derived from the securities it owns, such price at any given time may be at, below or above the ETF's NAV.

ETN Risk: ETNs are unsecured debt obligations of financial institutions that trade on a securities exchange. ETN payment terms are linked to the performance of a reference index or benchmark, representing the ETN's investment objective. They are different from traditional corporate bonds in that an ETN does not pay a stated rate of interest but rather provides a return based on the performance of a reference index or benchmark (less any investor fees). ETNs may be linked to a broad-based securities index or to an index tied to emerging markets, commodities, a specific industry sector or other assets. ETNs are subject to issuer credit risks, market risks from the performance of their index or benchmark, price volatility risk and liquidity risk, and may be subject to leverage risk.

Event-Driven Risk: Event-driven investments involve the risk that certain of the events driving the investment may not happen or the market may react differently than expected to the anticipated transaction. In addition, although an event may occur or is announced, it may be renegotiated, terminated or involve a longer time frame than originally contemplated. Event-driven investment transactions are also subject to the risk of overall market movements. Any one of these risks could cause the Fund to experience investment losses, impacting its shares negatively.

Foreign Securities Risks: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions may be higher in foreign countries than in the United States. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies may adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in U.S. investments.

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Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

Gold and Precious Metals Risk: The risks related to investing in precious metals directly are similar to those of investing in securities of precious metal finance and operating companies. There are, however, additional considerations related to such direct precious metal investments, including custody and transaction costs that may be higher than those involving securities. Moreover, holding gold, whether in physical form or book account, results in no income being derived from such holding, unlike securities, which may pay dividends or make other current payments. In addition, income derived from trading in gold and certain contracts and derivatives relating to gold must be closely monitored to avoid potentially negative tax consequences. Although the Fund has contractual protections with respect to the credit risk of its custodian, gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. This could impair disposition of the assets under those circumstances. Finally, although not currently anticipated, if gold in the future were held in book account, it would involve risks of the credit of the party holding the gold.

Hedging Transaction Risk: The success of the Fund's hedging strategies, if used, will be subject to the Adviser's ability to assess correctly the degree of correlation between the performance of the instruments used in the hedging strategies and the performance of the investments in the Fund's portfolio being hedged. Hedging transactions involve the risk of imperfect correlation. Imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Hedging transactions also limit the opportunity for gain if the value of a hedged portfolio position should increase.

High Portfolio Turnover Risks: The Fund's investment strategies may result in higher portfolio turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains which could cause you to pay higher taxes.

Interest Rate Risks: Prices of debt securities and preferred stocks tend to move inversely with changes in interest rates. When interest rates fall, the market value of the respective debt securities and preferred securities usually increases. Conversely, when interest rates rise, the market value of the respective debt securities and preferred securities usually declines. As such, a change in interest rates may affect prices of the Fund's debt securities and preferred securities and, accordingly, the Fund's share price.

Large Shareholder Transaction Risk: The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so,

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THE ARBITRAGE TACTICAL EQUITY FUND

which may negatively impact the Fund's NAV and liquidity. In addition, a large redemption could result in the Fund's current expenses being allocated over a smaller asset base, leading to an increase in the Fund's expense ratio. Similarly, large share purchases may adversely affect the Fund's performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Leverage Risks: If the Fund uses leverage through activities such as borrowing, entering into short sales, purchasing securities on margin or on a "when-issued" basis or purchasing derivative instruments in an effort to increase its returns, the Fund has the risk of magnified capital losses that occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the net assets of the Fund. Should the Fund employ leverage, the Fund's net asset value may be more volatile and sensitive to market movements. Leverage may involve the creation of a liability that requires the Fund to pay interest.

Market Risks: Market risk is the possibility that securities prices will fluctuate over time. This fluctuation includes both increases and decreases in security prices. The Fund is subject to market risk. The value of the Fund's investments, and the net asset value of the Fund, will fluctuate. Investors could lose money due to this price fluctuation.

Non-Diversification Risks: The Fund is a non-diversified investment company, which means that more of the Fund's assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Options Risks: Options transactions involve special risks that may make it difficult or impossible to close a position when the Fund desires. These risks include possible imperfect correlation between the price movements of the option and the underlying security; the potential lack of a liquid secondary market at any particular time; and possible price fluctuation limits. In addition, the option activities of the Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by the Fund.

Short Sale Risks: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund's long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund's investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing. These expenses may negatively impact the performance of the Fund. Short positions may introduce additional risk to the Fund because a short position loses value as a security's price increases and there is no theoretical ceiling to the price of the shorted security. Therefore, securities sold short have unlimited risk.

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Small and Medium Capitalization Securities Risks: Securities issued by small and medium capitalization companies tend to be less liquid and more volatile than stocks of companies with relatively large market capitalizations. Securities of small and medium capitalization companies may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and medium sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small and medium capitalization stock prices may be more volatile than those of larger companies.

Total Return Swap Risks: In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. Certain categories of swap agreements often have terms of greater than seven days and may be considered illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is subject to extensive regulation under the Dodd-Frank Act and certain Securities and Exchange Commission and Commodity Futures Trading Commission rules promulgated thereunder. It is possible that developments in the swaps market, including new and additional government regulation, could result in higher Fund costs and expenses and could adversely affect the Fund's ability, among other things, to terminate existing swap agreements or to realize amounts to be received under such agreements.

Performance Information

The following information provides some indication of the risks and variability of investing in the Fund by showing how the Fund's performance has varied over time. The performance shown reflects the performance of the Fund's Class R shares before and after taxes and the Fund's Class I, Class C and Class A shares before taxes.

The bar chart and performance table shown below depict the performance of the Fund's Class R shares for the period indicated and show how the Fund's average annual total returns compare with those of a broad measure of market performance. The performance table includes the performance of the Fund's Class I, Class C and Class A shares before taxes. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Performance reflects fee waivers in effect. If fee waivers were not in place, the Fund's performance would be reduced. Updated information on the Fund's performance can be obtained by visiting www.arbitragefunds.com.

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THE ARBITRAGE TACTICAL EQUITY FUND

Year-by-Year Annual Total Returns through December 31, 2016 – Class R Shares

During the period shown in the bar chart, the highest return for a quarter was 2.91% during the quarter ended September 30, 2016 and the lowest return for a quarter was -6.05% during the quarter ended September 30, 2015.

The year-to-date return of the Fund's Class R shares through June 30, 2017 is 4.17%.

While the Class I shares, Class C shares and Class A shares would have substantially similar annual returns to the Class R shares because the shares are invested in the same portfolio of securities, the performance of Class I, Class C, and Class A shares will differ from that shown above since the Classes do not have the same expenses.

Average Annual Total Returns for Periods Ended December 31, 2016

The table below shows the Fund's average annual total returns for Class R shares, Class I shares, Class C shares and Class A shares compared with those of the Standard & Poor's 500® Index and the BofA Merrill Lynch U.S. 3-Month Treasury Bill Index. The table also presents the impact of taxes on the returns of the Fund's Class R shares. After-tax returns are shown for Class R shares only, and after-tax returns for Class I, Class C, and Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Return after taxes on distributions measures the effect of taxable distributions, but assumes the underlying shares are held for the entire period. Return after taxes on distributions and sale of Fund shares shows the effect of both taxable distributions and any taxable gain or loss that would be realized if the underlying shares were purchased at the beginning and sold at the end of the period (for purposes of the calculation, it is assumed that income dividends and capital gain distributions are reinvested at net asset value and that the entire account is redeemed at the end of the period, including reinvested amounts). The Fund's return after taxes on distributions and sale of Fund shares may be higher than its returns before taxes or its returns after taxes on distributions because it may include a tax benefit resulting from the capital losses that would have been incurred.

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Average Annual Total Returns

THE ARBITRAGE TACTICAL EQUITY FUND	One Year	Since Inception*
Class R Return Before Taxes	4.58%	(1.60)%
Class R Return After Taxes on Distributions	4.58%	(1.81)%
Class R Return After Taxes on Distributions and Sale of Fund Shares	2.59%	(1.31)%
Class I Return Before Taxes	4.58%	(1.60)%
Class C Return Before Taxes	3.58%	(1.60)%
Class A Return Before Taxes	1.16%	(3.23)%
STANDARD & POOR'S 500® INDEX (reflects no deduction for fees, expenses, or taxes)	11.96%	5.98%
BOFA MERRILL LYNCH U.S. 3-MONTH TREASURY BILL INDEX (reflects no deduction for fees, expenses, or taxes)	0.33%	0.19%

*  The inception date for Class R shares, Class I shares, Class C shares, and Class A shares is December 31, 2014, The "Since Inception" returns reflected for the Standard & Poor's 500 Index and BofA Merrill Lynch U.S. 3-Month Treasury Bill Index are based on the inception date for Class R, Class I, Class C, and Class A shares.

In calculating the federal income taxes due on redemptions, capital gains taxes resulting from redemptions are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemptions are added to the redemption proceeds. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

Investment Adviser

Water Island Capital, LLC is the investment adviser to the Fund.

Portfolio Manager

Portfolio Manager	Portfolio Manager Since
Edward Chen	January 2015
Curtis Watkins, CFA	September 2015

Purchase and Sale of Fund Shares

Minimum Investment Amounts Class R Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

Minimum Investment Amounts Class I Shares – The minimum initial investment for all types of accounts is $100,000. There is no minimum for subsequent investments other than investments through the Fund's Automatic Investment Plan, which has a $100 minimum for investments.

You may conduct transactions by mail (Regular Mail to The Arbitrage Funds, c/o DST Systems, Inc., P.O. Box 219842, Kansas City, Missouri 64121-9842, or Express/Overnight Mail to The

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THE ARBITRAGE TACTICAL EQUITY FUND

Arbitrage Funds, c/o DST Systems, Inc., 430 West 7th Street, Kansas City, Missouri 64105), or by telephone at (800) 295-4485. Transactions will only occur on days the New York Stock Exchange ("NYSE") is open. Investors who wish to purchase, exchange or redeem Class R or Class I shares through a broker-dealer should contact the broker-dealer regarding the hours during which orders to purchase, exchange or sell shares of the Fund may be placed. The Fund's transfer agent is open from 9:00 a.m. to 5:00 p.m. Eastern Time for purchase, exchange or redemption orders.

Minimum Investment Amounts Class C and Class A Shares – The minimum initial investment for all types of accounts is $2,000. There is no minimum for subsequent investments in Class C or Class A shares.

Purchases, exchanges and redemptions of Class C and Class A shares can be made only through institutional channels, such as financial intermediaries and retirement platforms, which have established an agreement with the Fund's distributor. Financial intermediaries may charge additional fees for their services, including ticket and/or transaction fees for processing trades. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Requests must be received in good order by the Fund or its agent (financial intermediary or plan sponsor, if applicable) prior to the close of the regular trading session of the NYSE in order to receive that day's net asset value.

Tax Information

The Fund's distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-exempt or tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable when withdrawn from such account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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